SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Air T, Inc.

(Name of Registrant as specified in its charter)

(Name of person(s) filing Proxy Statement, if other than Registrant)

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AIR T, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 18, 2016

AND

PROXY STATEMENT

July 18, 2016

Air T, Inc.

PO Box 488, Denver, NC 28037	Telephone: (828) 465-8741	• FAX: (828) 465-5281

To Our Stockholders:

Please find enclosed for your information and review, a copy of Air T, Inc.’s 2016 Annual Report, Notice and Proxy Statement for our Annual Meeting of Stockholders to be held Thursday, August 18, 2016 accompanying proxy card and return envelope.

The accompanying Proxy Statement provides you with a summary of the proposals on which our stockholders will vote at the annual meeting. Your vote is important regardless of the number of shares you hold. To ensure your representation at the meeting, please complete, sign, date and return your enclosed proxy card as soon as possible in the postage-paid envelope provided. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares, and the vote cannot be cast unless you provide instructions to your broker. You should follow instructions provided by your broker regarding how to instruct your broker to vote your shares. If you choose to attend the annual meeting, you may revoke your proxy and personally cast your votes at the annual meeting.

Stockholder matters, including a transfer of shares, missing stock certificates, or changes of address can be directed to the Company’s transfer agent at the following mailing address, email address and telephone number:

American Stock Transfer and Trust Company
Operations Center
6201 15th Avenue
Brooklyn, NY 11219

Email address: info@amstock.com

Telephone Number: 1-800-937-5449

If you should have a question or require an additional copy of the documents mentioned above, please contact me directly at 828-464-8741.

Sincerely,

Nick Swenson

President and Chief Executive Officer

Enclosures

AIR T, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 18, 2016

To Our Stockholders:

On behalf of the Board of Directors and management of Air T, Inc. (the “Company”), we cordially invite you to our annual meeting of stockholders. The meeting will be held at One Independence Center, 101 North Tryon Street, Suite 1900, Charlotte, North Carolina on Thursday, August 18, 2016 at 10:00 a.m. local time, for the purpose of considering and acting on the following matters:

1.	Elect as directors the seven nominees named in the attached proxy statement to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified;

2.	To adopt a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the accompanying proxy statement;

3.	To ratify the appointment of Dixon Hughes Goodman, LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2016; and

4.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Only stockholders of record as of the close of business on July 6, 2016 are entitled to notice of and to vote at the annual meeting and adjournments thereof. You may examine a list of those stockholders at our principal executive offices at 3524 Airport Road, Maiden, North Carolina 28650, during the 10-day period preceding the annual meeting. Each share of our outstanding common stock will entitle the holder to one vote on each matter that properly comes before the annual meeting.

The accompanying proxy statement provides you with a summary of the proposals on which our stockholders will vote at the annual meeting. We encourage you to read this entire document before voting.

Your vote is important no matter how large or small your holdings may be. To ensure your representation at the meeting, please complete, sign, date and return your enclosed proxy card as soon as possible in the postage-paid envelope provided. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares, and your vote cannot be cast unless you provide instructions to your broker. You should follow instructions provided by your broker regarding how to instruct your broker to vote your shares. If you choose to attend the annual meeting, you may revoke your proxy and personally cast your votes at the annual meeting.

The 2016 Annual Report of the Company also accompanies this notice.

By Order of the Board of Directors

Nick Swenson
President and Chief Executive Officer

July 18, 2016

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

Copies of this Notice, the Proxy Statement following this Notice, and the Annual Report to Stockholders that is being mailed with this Notice are available at http://www.airt.net/investors/annual-meeting-materials.

[Intentionally left blank.]

Air T, Inc.

3524 Airport Road

Maiden, North Carolina 28650

Telephone (828) 464-8741

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of Air T, Inc. (referred to as the “Company”) in connection with the annual meeting of stockholders of the Company to be held on Thursday, August 18, 2016 at 10:00 a.m. at One Independence Center, 101 North Tryon Street, Suite 1900, Charlotte, North Carolina. The proxy is for use at the meeting if you do not attend or if you wish to vote your shares by proxy even if you do attend. You may revoke your proxy at any time before it is exercised by

•	giving a written notice of revocation to the Secretary of the Company,

•	submitting a proxy having a later date, or

•	appearing at the meeting and requesting to vote in person.

All shares represented by valid proxies and not revoked before they are voted will be voted as specified. If no specification is made, proxies will be voted “FOR” electing all nominees for director listed on the proxy in Item 1, “FOR” the resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this proxy statement, and “FOR” ratifying Dixon Hughes Goodman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017.

The Board of Directors knows of no matters, other than those stated above, to be presented for consideration at the annual meeting. If, however, other matters properly come before the annual meeting or any adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment on any such matters. The persons named in the accompanying proxy may also, if it is deemed advisable, vote such proxy to adjourn the annual meeting from time to time, including if there is not a quorum on the date set for the annual meeting.

This proxy statement, the enclosed proxy card and the Company’s 2016 Annual Report to Stockholders are being first mailed to our stockholders on or about July 18, 2016. The Annual Report does not constitute “soliciting material” and is not to be deemed “filed” with the Securities and Exchange Commission.

The Company will pay the costs of preparing this proxy statement and of soliciting proxies in the enclosed form. Our officers, directors and employees may solicit proxies personally, by telephone, mail or facsimile, or via the Internet. These individuals will not receive any additional compensation for their solicitation efforts. You may also be solicited by means of press releases issued by the Company, postings on our website, www.airt.net, and advertisements in periodicals. In addition, upon request we will reimburse banks, brokers and other nominees representing beneficial owners of shares for their expenses in forwarding voting materials to their customers who are beneficial owners and in obtaining voting instructions.

VOTING

Only stockholders of record at the close of business on July 6, 2016 will be entitled to vote at the annual meeting or any adjournment or adjournments thereof. The number of outstanding shares entitled to vote at the stockholders meeting is 2,042,789. The presence of a majority of the outstanding shares of the Company’s Common Stock, par value $.25 per share (the “Common Stock”), represented in person or by proxy at the meeting will constitute a quorum necessary to conduct business at the meeting.

How to Vote

If you are a registered stockholder, you may vote your shares by mail by completing, signing, dating and returning the enclosed proxy card or you may vote your shares in person by attending the meeting and voting your shares at the meeting. Even if you plan to attend the meeting, the Company encourages you to vote your shares by proxy. If you choose to attend the meeting, please bring proof of stock ownership and proof of identification to the meeting.

If you are a beneficial stockholder and your broker holds your shares in its name, your broker may provide you alternative methods of providing your voting instructions, including by Internet or telephone. This depends on the voting process of the broker through which you hold the shares. Please follow their directions carefully.

Voting of Shares Held Through Brokers

If you are a beneficial stockholder and your broker holds your shares in its name, your broker cannot vote your shares on the following matters if you do not timely provide instructions for voting your shares:

•	the election of directors and

•	the advisory vote on approval of the compensation paid to the Company’s named executive officers.

If your shares are maintained through an account with a broker, it is likely that your broker holds your shares in its name, and you should contact your broker if you are uncertain whether your broker holds your shares in its name. Shares not voted by brokers on these matters if timely voting instructions are not provided are referred to as “broker non-votes.” However, your broker may vote your shares on any other matter that may be presented to the stockholders for a vote at the meeting, including the ratification of the appointment of Dixon Hughes Goodman, LLP as our independent registered public accounting firm, if the broker does not receive voting instructions from you.

If your broker holds your shares in its name, for you to vote those shares you must provide voting instructions to the broker through which you hold the shares. Please follow their directions carefully. If you want to vote shares held by your broker in its name at the meeting, you must request a legal proxy from your broker and present that proxy, together with proof of identification, at the meeting.

Required Voting Thresholds for Matters to be Considered at the Meeting

Directors will be elected by a plurality of the votes cast—that is, the seven nominees receiving the most votes will be elected as directors. Cumulative voting is not allowed. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors.

Each of the other matters coming before the meeting, including the advisory votes on approval of the compensation paid to the Company’s named executive officers and the ratification of the appointment of the independent registered public accounting firm for the fiscal year ending March 31, 2017, requires the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On such matters, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote, if applicable, will have no effect on votes on these matters.

Changing Your Vote

Even after you have submitted your vote, you may revoke your proxy and change your vote at any time before voting begins at the annual meeting. If you are a registered stockholder, you may do this by:

•	timely delivering to the Company’s Secretary, or at the meeting, a later dated signed proxy card or

•	by voting your shares in person if you attend the meeting.

Your attendance at the meeting will not automatically revoke your proxy; you must specifically revoke it.

If your broker holds your shares in its name, you should contact your bank, broker or other nominee to find out how to revoke your proxy. If you have obtained a legal proxy from your nominee giving you the right to vote your shares, you may vote by attending the meeting and voting in person or by sending in an executed proxy with your legal proxy form.

CERTAIN BENEFICIAL OWNERS OF COMMON STOCK

The following table sets forth information regarding the beneficial ownership (determined in accordance with Rule 13d-3 of the Securities and Exchange Commission) of shares of Common Stock, par value $.25 per share, of the Company as of July 6, 2016 by each person that beneficially owns five percent or more of the shares of Common Stock. Each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned, except as otherwise set forth in the notes to the table.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Name and Address of Beneficial Owner	Amount of Beneficial Ownership as of July 6, 2016	Percent of Class
AO Partners I, L.P. et al.(1) 3033 Excelsior Boulevard, Suite 560 Minneapolis, Minnesota 55416	672,948	32.9%

FMR LLC et al.(2) 82 Devonshire Street Boston, Massachusetts 02109	244,600	12.0%

Farnam Street Partners, L.P. et al.(3) 3033 Excelsior Boulevard, Suite 320 Minneapolis, Minnesota 55416	202,960	10.0%

Renaissance Technologies LLC et al.(4) 800 Third Avenue New York, New York 10022	151,000	7.4%

(1)	Based solely on a Schedule 13D/A filed by AO Partners I, L.P. (“AO Partners Fund”), AO Partners, LLC (“AO Partners”), Nicholas J. Swenson, Groveland Capital, LLC and Groveland Hedged Credit Fund LLC dated November 7, 2014, reporting that as of such date each of AO Partners Fund and AO Partners has shared power to direct the voting of 587,121 shares and shared power to dispose of 587,500 shares, Nicholas J. Swenson has sole power to direct the voting of 42,807 shares, sole power to dispose of 42,807 shares, shared power to direct the voting of 630,141 shares and shared power to dispose of 630,141 shares, and each of Groveland Capital, LLC and Groveland Hedged Credit Fund LLC has shared power to direct the voting of 43,020 shares and shared power to dispose of 43,020 shares. Such Schedule 13D/A reports that the shares reported as beneficially owned by Mr. Swenson include 2,500 shares purchasable upon the exercise of stock options granted to him by the Company for his service on the Company’s Board of Directors. Such Schedule 13D/A further reports that AO Partners is the general partner of AO Partners Fund, that Groveland Capital, LLC is the investment advisor of Groveland Hedged Credit Fund LLC, and that Mr. Swenson is the managing member of each of AO Partners and Groveland Capital, LLC.
(2)

Based solely on a Schedule 13G/A (the “FMR Schedule 13G”) filed by FMR LLC (“FMR”), Fidelity Management & Research Company (“Fidelity Management”), Fidelity Low Priced Stock Principal All Sector Sub Portfolio (“Fidelity Fund”) and Edward C.

Johnson 3d dated March 5, 2014, reporting information as of February 28, 2014 and a Schedule 13F filed on February 12, 2016 of FMR reporting information as of December 31, 2015. The FMR Schedule 13G indicates that Fidelity Management, a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 244,600 shares as a result of acting as investment adviser to Fidelity Fund which owns such shares. The FMR Schedule 13G further indicates that Edward C. Johnson 3d, the Chairman of FMR, and FMR, through its control of Fidelity Management, and the Fidelity Fund each has sole power to dispose of the 244,600 shares owned by the Fidelity Fund, that neither FMR nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Fund, which power resides with the Fidelity Fund’s Board of Trustees and that Fidelity Management carries out the voting of the shares under written guidelines established by the Fidelity Fund’s Boards of Trustees.
(3)	Based solely on a Schedule 13G/A filed on February 11, 2016 by Farnam Street Partners, L.P. (“FSP”), FS Special Opportunities I Fund, L.P. (“FS Special,” and collectively with FSP, the “Farnum Funds”), Farnam Street Capital, Inc. (“FSC”), Raymond E. Cabillot and Peter O. Haeg, reporting that, as of December 31, 2015, FSP had sole voting power and sole dispositive power with respect to 179,739 shares, FS Special had sole voting power and sole dispositive power with respect to 23,221 shares, FSC had sole voting power and sole dispositive power with respect to 202,960 shares and each of Mr. Cabillot and Mr. Haeg had shared voting power and shared dispositive power with respect to 202,960 shares. Such Schedule 13G/A further indicates that Messrs. Cabillot and Haeg, as officers of FSC, the general partner of FSP and FS Special, share voting and dispositive power over all of the shares of Company common stock held by FSP and FS Special.
(4)	Based solely on a Schedule 13G/A filed on February 11, 2016 by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation, reporting that, as of December 31, 2015, each of Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation has sole power to direct the voting of 151,000 shares and sole power to dispose of 151,000 shares.

PROPOSAL 1 — ELECTION OF DIRECTORS

Under the Company’s certificate of incorporation and by-laws, directors are elected at each annual meeting and hold office until their respective successors are elected and have qualified. The number of directors constituting the Board of Directors is currently seven. Accordingly, up to seven directors may be elected at the annual meeting.

The following sets forth certain information with respect to the individuals who are nominated by the Board of Directors, upon recommendation of its Nominating Committee, for election to the Board of Directors at the annual meeting. Each of the following is currently a director of the Company. All of the incumbent directors were elected by the stockholders at the 2015 annual meeting. For each nominee we have disclosed the particular experience, qualifications, attributes, or skills that led the Board to conclude that the nominee should serve as a director.

Seth G. Barkett, age 32, was elected as a director of the Company in August 2013. Mr. Barkett has served as Director of Research of Groveland Capital, LLC, a hedge fund, since February 2011. From March 2010 to January 2011, Mr. Barkett served as a consultant to Vela Capital, LLC, a hedge fund. From January 2008 to February 2010, Mr. Barkett served as an associate of Storm Lake Capital, LLC, a merchant banking firm, and from July 2006 to December 2007 he served as an analyst of Resource Land Holdings, LLC, a private equity firm. In these positions, Mr. Barkett has analyzed and worked on mergers and acquisitions, divestitures, recapitalizations and corporate restructurings.

Mr. Barkett’s experience and financial analytical skills provide the Board with additional expertise in evaluating the performance of the Company’s businesses and opportunities for growth.

William R. Foudray, age 46, was elected as a director of the Company in August 2013. Mr. Foudray has served as Executive Vice President of Vantage Financial, LLC, an equipment leasing and finance company, since he co-founded that firm in August 2011. Mr. Foudray served in various executive capacities, including as Vice President of Operations, Chief Financial Officer and Executive Vice President, of Fidelity National Capital, Inc., a third-party technology leasing firm and then subsidiary of Fidelity National Financial, Inc., from 1999 until the sale of that company in 2009 to Winthrop Resources Corporation and as Vice President of Winthrop Resources Corporation, a technology leasing company, from 2009 to July 2011.

Mr. Foudray’s experience in the leasing business, including in the equipment leasing business provides the Board with valuable insight with respect to opportunities to expand leasing activities of the Company’s ground support equipment business. In addition, Mr. Foudray’s experience as an executive officer of a significant operating business and as a former chief financial officer add to the Board’s expertise in operational and financial matters.

Gary S. Kohler, age 59, was elected as a director of the Company in September 2014. Mr. Kohler has served as Chief Investment Officer, portfolio manager and Managing Partner of Blue Clay Capital Management, LLC, an investment management firm, since January 1, 2012. Mr. Kohler served as a portfolio manager and partner of Whitebox Advisors, LLC, an investment management firm, from January 2000 to December 2011. Mr. Kohler served in various capacities, including portfolio manager and Vice President, of Okabena Company, a private investment advisory firm, from 1984 to 1997.

Mr. Kohler’s experience in investing and managing investments in a wide variety of businesses during his over 25-year career in the field of investment management services is expected to provide the Board with additional depth in financial, analytical and investment expertise.

Andrew L. Osborne, age 30, was elected as a director of the Company in August 2013. Mr. Osborne has served as the Chief Executive Officer and Managing Member of Kingsbury Run Capital, LLC, an investment management firm, since January 2010. Mr. Osborne also served, from September 2010 to December 2013, as a research analyst for Akre Capital Management, LLC, an investment management firm.

Mr. Osborne’s experience in investing and managing investments in a broad range of businesses through his position with Kingsbury Run Capital, which focuses on prioritizing long-termism and compounding intrinsic value per share, provides the Board with additional financial analytical expertise.

John A. Reeves, age 49, was elected as a director of the Company in August 2013. Since October 2014, Mr. Reeves has served as the Chief Operating Officer of Silver Airways, Inc., a regional airline. Mr. Reeves retired from Aircraft Service International, Inc., a commercial aviation services company providing ground handling, fueling and airport facility services and wholly owned subsidiary of BBA Aviation plc, in May 2013. Mr. Reeves served as Senior Vice President, U.S. and Latin America Operations for Aircraft Services International from January 2009 until his retirement, as Vice President Operations and Sales, North America from October 2007 to December 2008, and as Vice President, Technical Services from 2003 to October 2007. From 1997 to 2003, Mr. Reeves served as Director, Technical Services and Procurement of Signature Flight Support, Inc., a subsidiary of BBA Aviation providing business aviation services.

Mr. Reeves’ experience as an executive in aviation and aviation services businesses, involving airline operations and ground equipment and aircraft services, provides the Board with insight into the markets and operations of the Company’s businesses which operate in similar markets or face similar challenges. In addition, the Board of Directors benefits from Mr. Reeves’ management experience, including operating responsibility for a significant business with operations in the U.S. and Latin America.

Andrew J. Stumpf, age 41, was elected as a director of the Company in November 2014. Since March 2016, Mr. Stumpf has served as Vice President of Shipston Equity Holdings, LLC, a private investment group. Mr. Stumpf served as Vice President, Finance of Cadillac Casting, Inc. and 3Point Machine, Inc., automotive suppliers of metal cast and precision-machined components, from February 2010 to March 2016 and as a member of Storm Lake Capital, LLC, a private investment group, from October 2007 to March 2016. Prior to that, Mr. Stumpf served as a Vice President—Investment Banking Group of Stout Risius Advisors, LLC from February 2000 to September 2007 and as an Auditor and Certified Public Accountant with Ernst & Young, LLP from September 1998 to February 2000.

Mr. Stumpf’s experience as a chief financial officer and certified public accountant provide valuable accounting and financial expertise to the Board of Directors.

Nicholas J. Swenson, age 47, has served as a director of the Company since August 2012 and as Chairman of the Board of Directors since August 2013. In October 2013, Mr. Swenson was appointed as the interim President and Chief Executive Officer of the Company and was appointed as President and Chief Executive Officer of the Company in February 2014. Mr. Swenson is also a private investor and the founder and managing member of Groveland Capital, LLC, an investment management firm, and is also the managing member of AO Partners, LLC which is the general partner of AO Partners I, L.P., an investment fund. Prior to founding Groveland Capital, LLC in March 2009, Mr. Swenson served as a portfolio manager and partner of Whitebox Advisors, LLC, an investment management firm, since September 2001. Mr. Swenson serves as a director and Chairman of the Board of Pro-Dex, Inc. and as a director of Insignia Systems, Inc. and of Delphax Technologies Inc.

The Board believes that Mr. Swenson’s position as Chief Executive Officer of the Company provides the Board with unique insight regarding Company-wide issues. In addition, Mr. Swenson’s financial, analytical and investment experience and skills provides the Board of Directors with additional expertise in these areas and, as a representative of the Company’s largest stockholder, he provides additional stockholder perspectives to the Board of Directors.

The Board of Directors recommends a vote “FOR” all of the nominees listed above for election as directors (Item 1 on the enclosed proxy card).

The Board of Directors believes that the Board as a whole should encompass a range of skill and expertise enabling it to provide sound guidance with respect to the Company’s operations and interests. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our businesses. The Company’s policy is to have at least a majority of Directors qualify as “independent,” and only two of the seven nominees, Messrs. Swenson and Barkett, do not qualify as “independent.”

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having the same person serve as Chief Executive Officer and Chairman of the Board is in the best interests of the Company’s stockholders at this time. In August 2013, immediately following the 2013 annual meeting of stockholders, Mr. Swenson, then an independent director, was elected as Chairman of the Board of Directors. On October 30, 2013, the Company’s former Chief Executive Officer resigned as an officer and director of the Company. On October 31, 2013, the Board of Directors appointed Mr. Swenson as interim Chief Executive Officer and, on February 10, 2014, the Board of Directors appointed Mr. Swenson as Chief Executive Officer.

Director Compensation

During the fiscal year ended March 31, 2016, each outside director received a director’s fee of $1,000 per month and an attendance fee of $500 paid to outside directors for each meeting of the Board of Directors or a committee thereof other than the Capital Allocation Committee, members of which do not receive monthly or attendance fees for service on that committee, and the Rights Agreement Committee of the Board of Directors established, in part, to evaluate and make a recommendation to stockholders whether to approve at the 2015 annual meeting the Stockholder Rights Agreement dated as of December 15, 2014 between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent. The members of the Rights Agreement Committee received a meeting fee of $250. Members of the Audit Committee received, in lieu of the $500 meeting fee, a monthly fee of $500, while the Chairman of the Audit Committee received a monthly fee of $2,125. Prior to its amendment following the 2013 annual meeting of stockholders, the Company’s 2005 Equity Incentive Plan (the “Plan”) provided for an award to each director who was not an employee of the Company at the time of his initial election as a director of an option to purchase 2,500 shares of Common Stock at an exercise price equal to closing bid price per share on the date of the election. Such options vested one year after the date they were granted and expire ten years after the date they were granted. The Plan was amended after the 2013 annual meeting to cease awards of options to directors first elected after the amendment. Prior to this amendment, options were awarded under the Plan to Messrs. Swenson, Barkett, Foudray, Osborne and Reeves and such options have vested.

The following table sets forth the compensation paid to each of the Company’s non-employee directors in the fiscal year ended March 31, 2016.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Seth G. Barkett	15,500	15,500
William R. Foudray	15,000	15,000
Gary S. Kohler	16,000	16,000
Andrew L. Osborne	22,750	22,750
John A. Reeves	41,750	41,750
Andrew J. Stumpf	22,750	22,750

Committees of the Board of Directors

The Board of Directors has five standing committees: the Audit Committee, the Compensation Committee, the Nominating Committee, the Capital Allocation Committee and the Corporate Opportunity Committee.

The Audit Committee consists of Messrs. Osborne, Reeves and Stumpf, with Mr. Reeves serving as chairman. The Audit Committee met four times during the fiscal year. The authority and responsibilities of the Audit Committee are set forth in a charter adopted by the Board of Directors. A copy of the current Charter is available on the Company’s website (www.airt.net) on the “Corporate Governance” page under the “Investors” tab. The principal functions of the Audit Committee, included in the charter, are to select and retain the firm of independent auditors to serve the Company each fiscal year, to review and approve the scope, fees and results of the audit performed by the independent auditors, to review the adequacy of the Company’s system of internal accounting controls, to review and periodically discuss with the independent auditor all significant relationships that may affect the auditor’s independence, to meet at least quarterly to review the Company’s financial results with management and the independent auditors prior to the release of quarterly financial information, to prepare and issue to the Board of Directors annually a summary report suitable for submission to the stockholders, to discuss with management and the independent auditor policies with respect to risk assessment and risk management, significant risks or exposures of the Company and the steps that have been taken to minimize such risks, and to establish procedures for the receipt, retention and treatment of complaints regarding accounting internal controls and auditing matters, including confidential, anonymous submissions by employees. The Company has certified to NASDAQ the Company’s compliance with NASDAQ’s audit committee charter requirements and compliance with the audit committee structure and composition requirements. In addition, the Board of Directors has determined that Andrew J. Stumpf is an “audit committee financial expert,” as that term is defined under the rules of the Securities and Exchange Commission.

The Compensation Committee consists of Messrs. Osborne, Reeves and Stumpf, with Mr. Stumpf serving as chairman. The authority and responsibilities of the Compensation Committee are set forth in a charter adopted by the Board of Directors. A copy of the current Charter is available on the Company’s website (www.airt.net) on the “Corporate Governance” page under the “Investors” tab. The principal functions of the Compensation Committee, included in the charter, are to evaluate, develop, approve and report to the Board regarding the Company’s overall compensation philosophy and strategy, including the balance among various components of compensation, such as base salaries, cash-based and equity-based incentive compensation, and other benefits, to determine, or recommend to the Board for its determination, the compensation, including salary, bonus, incentive and equity compensation to be paid to the Chief Executive Officer and the other executive officers, to review director fees and other compensation paid to non-employee members of the Board on a periodic basis and effect, or recommend to the Board, any changes it deems appropriate, to periodically review equity-based and other incentive plans and revise such plans, or recommend revisions or new plans to the Board, to determine and recommend to the Board for approval any performance targets and participation levels for management in any incentive plan for which such targets and levels are to be set, to review and approve all formal employment agreements with the executive officers, and to review the Company’s overall compensation policies and practices for all employees as they relate to the Company’s risk. The Company has certified to NASDAQ the Company’s compliance with NASDAQ’s compensation committee charter requirements. The Compensation Committee did not meet during the fiscal year.

The Nominating Committee consists of Messrs. Kohler, Osborne and Stumpf, with Mr. Stumpf serving as chairman. The Nominating Committee is charged with identifying candidates for election to the Board of Directors, reviewing their skills, characteristics and experience and recommending nominees to the Board for approval, as well as recommending the functions and the membership of the committees of the Board of Directors. The charter of the Nominating Committee is available on the Company’s website (www.airt.net) on the “Corporate Governance” page under the “Investors” tab. The Nominating Committee met once during the fiscal year.

The Capital Allocation Committee consists of Messrs. Barkett, Osborne and Swenson, with Mr. Swenson serving as chairman. The authority and responsibilities of the Capital Allocation Committee are set forth in a charter adopted by the Board of Directors. The Capital Allocation Committee is charged with reviewing and recommending “for” or “against” all internal and external investments, acquisitions, securities purchases or sales, mergers and general investments in excess of $100,000 (each, an “Investment”), acting as a clearinghouse for the evaluation of possible uses of excess capital, measuring and reporting on the capital required by each business unit, measuring return on capital for each business unit, seeking to inform the Board about the Company’s use of its capital resources, and seeking Investments that have the highest risk-adjusted return on capital to be made for the benefit of the Company and its stockholders. The charter provides that all proposals for Investments will be presented to the Capital Allocation Committee for a recommendation “for” or “against” the proposal, and, although an Investment may be recommended by the Capital Allocation Committee, the Board may disapprove of the Investment.

The Corporate Opportunity Committee consists of Messrs. Osborne, Reeves and Stumpf, with Mr. Osborne serving as chairman. The authority and responsibilities of the Corporate Opportunity Committee are set forth in a charter adopted by the Board of Directors. The Corporate Opportunity Committee is charged with reviewing and either rejecting on behalf of the Company or recommending to the Board of Directors and Capital Allocation Committee that the Company consider pursuing potential investments, acquisitions or other transactions that may from time to time be identified by Mr. Swenson or any of his affiliates (collectively, the “Swenson Entities”). In evaluating each such potential investment, acquisition or transaction, the Corporate Opportunity Committee is charged with evaluating other transactions, initiatives and developments being pursued by the Company or that are being considered by the Company, the resources available to the Company, the Company’s strategic objectives and such other matters as it deems appropriate.

Director Independence

The Board of Directors has determined that none of the members of the Board of Directors other than Mr. Swenson, the Company’s Chief Executive Officer, and Mr. Barkett has any relationship that, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each of these individuals is “independent” within the meaning of the rules of the NASDAQ Capital Market. All of the members of the Company’s Audit Committee, Compensation Committee and Nominating Committee are independent directors under these standards. In addition, the Board of Directors has determined that the members of the Audit Committee meet the additional standards of independence applicable to members of an audit committee. In determining that Mr. Foudray is independent within the meaning of the rules of the NASDAQ Capital Market, the Board of Directors considered the transactions described below under the heading “Certain Transactions.”

The Board of Directors concluded that Mr. Barkett is not independent as a result of a consulting arrangement established in October 2014 between the Company and RDA Capital Advisors, LLC. Mr. Barkett is the principal of RDA Capital Advisors, LLC and directly participates in providing the consulting services to the Company under this arrangement. The Company has engaged RDA Capital Advisors, LLC to assist the Company and its subsidiaries with respect to designated projects, including evaluating merger and acquisition opportunities, developing financial planning and analysis capabilities, evaluating investment opportunities, and providing operational and strategic advice and coordination services for a consulting fee of $5,000 per month.

Board’s Role in Risk Oversight

As discussed above, the Audit Committee assists the Board with respect to risk assessment and risk management, including monitoring significant risks or exposures of the Company and the steps that have been taken to minimize such risks. The Audit Committee is comprised entirely of independent directors. The Audit Committee is also charged with monitoring the Company’s “whistleblower hotline” which permits complaints or concerns regarding legal compliance, accounting, internal controls and auditing matters to be submitted by interested persons, including employees, confidentially and anonymously. In addition, the Compensation Committee is charged with assisting the Board in reviewing the Company’s overall compensation policies and practices for all employees as they relate to the Company’s risk. The Compensation Committee is also comprised entirely of independent directors.

Attendance of Meetings

During the fiscal year ended March 31, 2016, the Board of Directors met seven times. Each of the directors attended at least 75% of all of the meetings of the Board of Directors and committees thereof on which such director served during such period. The Company does not have a policy with respect to attendance of members of the Board of Directors at the annual meeting of stockholders. Historically, few, if any, stockholders have attended the Company’s annual meeting of stockholders. Six of our seven incumbent directors attended the 2015 annual meeting of stockholders.

Director Qualifications and Nominations

The Nominating Committee has adopted a policy that candidates nominated for election or re-election to the Board of Directors generally should meet the following qualifications:

•	candidates should possess broad training and experience at the policymaking level in business, government, education, technology or philanthropy;

•	candidates should possess expertise that is useful to the Company and complementary to the background and experience of other members of the Board of Directors, so that an optimum balance in Board membership can be achieved and maintained;

•	candidates should be of the highest integrity, possess strength of character and the mature judgment essential to effective decision making;

•	candidates should be willing to devote the required amount of time to the work of the Board of Directors and one or more of its committees;

•	candidates should be willing to serve on the Board of Directors over a period of several years to allow for the development of sound knowledge of the Company and its principal operations; and

•	candidates should be without any significant conflict of interest or legal impediment with regard to service on the Board of Directors.

The Nominating Committee seeks directors with experience in areas relevant to the Company’s businesses. The Nominating Committee also seeks other key attributes that are important to an effective board: integrity and high ethical standards; sound judgment; analytical skills; and the commitment to devote the necessary time and energy to the service on the Board and its Committees. The Company does not have a policy with regard to the consideration of diversity in identifying director nominees. The Nominating Committee seeks out appropriate candidates, principally by canvassing current directors for suggestions. The Nominating Committee evaluates candidates on the basis of the above qualifications and other criteria that may vary from time to time. The Nominating Committee does not have a formal policy on the consideration of director candidates recommended by stockholders. The Board of Directors believes that such a formal policy is unnecessary and that the issue is more appropriately dealt with on a case–by–case basis.

There have been no changes to the procedures by which security holders may recommend nominees to the Company’s Board of Directors since the date of the Company’s proxy statement for its annual meeting of stockholders held on August 26, 2015.

Director and Executive Officer Stock Ownership

The following table sets forth information regarding the beneficial ownership of shares of Common Stock of the Company as of July 6, 2016 by each director, director nominee and named executive officer of the Company (as listed in the Summary Compensation Table, below) and by all directors and executive officers of the Company as a group. Each person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned, except as otherwise set forth in the notes to the table.

		Shares and Percent of Common Stock Beneficially Owned as of July 6, 2016
Name	Position with Company	No. of Shares (1)		Percent
Seth G. Barkett	Director	3,000		*
William R. Foudray	Director	5,000		*
Gary S. Kohler	Director	51,827	(2)	2.5%
Andrew L. Osborne	Director	5,992		*
Candice L. Otey	Vice President-Finance, Chief Financial Officer, Secretary and Treasurer	—		*
John A. Reeves	Director	2,500		*
Andrew J. Stumpf	Director	—		*
Nicholas J. Swenson	President, Chief Executive Officer and Chairman of the Board	672,948	(3)	32.9%
All directors and executive officers as a group (8 persons)		741,267		36.1%

*	Less than one percent.
(1)	Includes shares which the following executive officers and directors have the right to acquire within 60 days through the exercise of stock options issued by Air T: Mr. Foudray, 2,500 shares; Mr. Osborne, 2,500 shares; Mr. Reeves, 2,500 shares; Mr. Swenson, 2,500 shares; and all directors and executive officers as a group, 10,000 shares.
(2)	Includes 51,827 shares held by investment funds managed by Blue Clay Capital Management, LLC, an investment management firm, which shares are held in a prime brokerage margin account and are pledged to secure margin obligations under the account. Mr. Kohler serves as Chief Investment Officer, portfolio manager and Managing Partner of Blue Clay Capital Management, LLC and in such capacity has the power to direct the voting and disposition of such shares. Mr. Kohler disclaims beneficial ownership of the 51,827 shares held by Blue Clay Capital Management, LLC.
(3)	Includes 587,121 shares held by AO Partners I, L.P. and 43,020 shares held by Groveland Hedged Credit Fund LLC. Mr. Swenson is the managing member of AO Partners, LLC, which is the general partner of AO Partners I, L.P., and the managing member of Groveland Capital, LLC, which is the investment advisor of Groveland Hedged Credit Fund LLC.

CERTAIN TRANSACTIONS

Since April 1, 2015, the Company’s leasing subsidiary has acquired interests in two equipment leases originated by Vantage Financial, LLC (“Vantage”) for aggregate payments to Vantage of approximately $401,250. The interests in the acquired leases entitle the Company’s leasing subsidiary to receive lease payments from the third parties leasing the equipment for a specified period. Pursuant to the agreements between the Company’s leasing subsidiary and Vantage, Vantage’s fees for servicing the equipment leases for the leasing subsidiary (approximately $1,000) were included in the acquisition payments. William R. Foudray, a director of the Company, is the Executive Vice President and a co-founder of Vantage. The amounts paid by the Company’s leasing subsidiary to Vantage to acquire these lease assets represent approximately 1% of Vantage’s outstanding lease assets at March 31, 2016 and the servicing income represents less than 1% of Vantage’s annual revenues.

EXECUTIVE OFFICERS

The executive officers of the Company are Nicholas J. Swenson and Candice L. Otey. Biographical information regarding Mr. Swenson is included in “Proposal 1 – Election of Directors.”

Ms. Otey, age 33, has served as the Company’s Vice President-Finance, Chief Financial Officer, Treasurer and Secretary since November 2014. Ms. Otey served as Controller of the Company from July 2014 to November 2014 and as Tax Manager of the Company from May 2014 to July 2014. Prior to joining the Company, Ms. Otey served as Senior Tax Associate of Time Warner Cable from January 2012 to May 2014 and as Senior Tax Associate of KPMG LLP from July 2008 to January 2012. Ms. Otey is a Certified Public Accountant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To the Company’s knowledge, based solely on review of the copies of reports under Section 16(a) of the Securities Exchange Act of 1934 that have been furnished to the Company and written representations that no other reports were required, during the fiscal year ended March 31, 2016 all executive officers, directors and greater than ten-percent beneficial owners have complied with all applicable Section 16(a) filing requirements.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Company is providing stockholders with the opportunity to cast an advisory vote on compensation to the executive officers named in the Summary Compensation Table as reported in this proxy statement. Accordingly, the following resolution will be presented to the stockholders at the annual meeting:

“Resolved, that the stockholders hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed, pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission, in the Company’s proxy statement for the 2016 annual meeting of stockholders.”

This vote is nonbinding on the company. The Board of Directors and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions. The Company’s named executive officers are those officers listed in the Summary Compensation Table appearing in this proxy statement, who are Nicholas J. Swenson, Chief Executive Officer, and Candice L. Otey, Vice President-Finance, Chief Financial Officer, Secretary and Treasurer.

The Board of Directors recommends a vote “FOR” the adoption of the resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this proxy statement (Item 2 on the enclosed proxy card).

The objectives of the Company’s compensation plan for its executive officers (other than Mr. Swenson) is to offer incentives for superior performance and to provide compensation in amounts and in forms that are sufficient to attract and retain management personnel capable of effectively managing the Company’s businesses. The compensation of Mr. Swenson is, at his request, limited to an annual salary of $50,000. Mr. Swenson does not participate in any bonus or equity compensation plans and also does not participate in any employee benefit plan.

The compensation of the executive officers is determined by the Compensation Committee under authority delegated to it by the Board of Directors. The Compensation Committee consults with the Chief Executive Officer in evaluating and setting the compensation of the other executive officers.

The Company has paid modest levels of compensation. The elements of the total compensation paid to executives, other than Mr. Swenson, under the Company’s policy are:

•	base salary,

•	annual cash incentive, and

•	retirement, health and welfare and other benefits.

Base Salary

Base salaries are not linked to the performance of the Company and are intended to provide the executive officers a relatively secure baseline level of compensation. The Compensation Committee periodically reviews base salary levels and adjusts base salaries as deemed necessary, but not necessarily annually. During the review and adjustment process, the Compensation Committee considers

•	individual performance;

•	recommendations of the Chief Executive Officer with respect to the base salaries of other executive officers;

•	the duties and responsibilities of each executive officer position;

•	their current compensation level;

•	the relationship of executive officer pay to the base salaries of senior officers and other employees of the Company; and

•	whether the base salary levels are competitive.

At Mr. Swenson’s request, the Compensation Committee set his annual salary rate, which commenced on April 1, 2014, at a below-market rate of $50,000.

Incentive and Bonus Compensation

The named executive officers are eligible to receive annual incentive compensation based the Company’s overall financial performance and a subjective evaluation of individual performance. At Mr. Swenson’s request, he does not receive any annual incentive compensation. In addition, named executive officers other than Mr. Swenson, are eligible to receive discretionary bonuses from time to time based individual performance in achieving important Company milestones. Ms. Otey received annual incentive compensation of $40,000 under the annual incentive program for the performance during the fiscal year ended March 31, 2016, as well a $5,000 discretionary bonus paid during the fiscal year in connection with the achievement of a significant milestone. Because of the subjective evaluation used in determining this compensation, it is all reported as bonus in the accompanying Summary Compensation Table.

Retirement and Other Benefits

The named executive officers are eligible to participate in certain employee benefit plans sponsored by the Company, which are described below. At his request, Mr. Swenson does not participate in these plans.

The Company sponsors the Air T, Inc. 401(k) Plan (the “401(k) Plan”), a tax-qualified Code Section 401(k) retirement savings plan, for the benefit of substantially all of its employees, including these executive officers. The 401(k) Plan encourages saving for retirement by enabling participants to make contributions on a pre-tax basis and to defer taxation on earnings on funds contributed to the 401(k) Plan. The Company makes matching contributions to the 401(k) Plan. These named executive officers are also eligible to participate in group health, life and other welfare benefit plans on the same terms and conditions that apply to other employees. For the fiscal year ended March 31, 2016, Ms. Otey received an automobile allowance. The named executive officers do not receive better insurance programs, vacation schedules or holidays than other employees of equal employment tenure.

The Company does not maintain any non-qualified deferred compensation plans that would allow executives to elect to defer receipt (and taxation) of their base salaries, bonuses, annual incentive plan payments or other compensation.

EXECUTIVE OFFICER COMPENSATION

Mr. Swenson and Ms. Otey are the only individuals who served as executive officers of the Company during the most recent fiscal year. The following table sets forth a summary of the compensation paid to them during the two most recent fiscal years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Nicholas J. Swenson	2016	50,000	—	—	—	—		50,000
Chief Executive Officer	2015	50,000	—	—	—	—		50,000

Candice L. Otey (1)	2016	187,453	45,000	—	—	6,000	(2)	238,453
Vice President-Finance, Chief Financial Officer, Treasurer and Secretary	2015	98,573	10,000	—	—	2,000		110,573

(1)	Ms. Otey was appointed Vice President-Finance, Chief Financial Officer, Treasurer and Secretary on November 17, 2014. Ms. Otey joined the Company in May 2014 and served as Tax Manager until July 2014. From July 2014 until November 2014, Ms. Otey served as Controller.
(2)	Includes $6,000 for automobile allowance.

Pursuant to the Company’s 2005 Equity Incentive Plan which provided for the automatic award of options upon a non-employee’s initial election to the Board of Directors, on August 30, 2012 in connection with his election as a director, Mr. Swenson was awarded options to acquire 2,500 shares of common stock. The exercise price of these options is $8.62 per share. The options vested one year after the date of his election and expire 10 years after the date of his election.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

	Option Awards(1)
	Number of Securities Underlying Unexercised Options # Exercisable		Number of Securities Underlying Unexercised Options # Unexercisable	Option Exercise Price $	Option Expiration Date
Nicholas J. Swenson	2,500	(2)	—	8.62	8/30/2022

(1)	All option awards were made under the Company’s 2005 Equity Incentive Plan. Under the terms of the plan, option awards were made without any corresponding transfer of consideration from the recipients.
(2)	Stock options vested on August 30, 2013.

Employment Agreement and Retirement Savings Plan

Nicholas J. Swenson. On March 26, 2014, Nicholas J. Swenson and the Company entered into an Employment Agreement dated as of March 26, 2014 and effective as of April 1, 2014 providing for the terms of employment of Mr. Swenson as Chief Executive Officer and President. The employment agreement provides that Mr. Swenson’s employment can be terminated by the Company at any time, without advance notice, for any reason or for no reason. The agreement does not provide for any severance payment to Mr. Swenson upon termination of his employment by the Company. The agreement provides for an annual salary of $50,000, commencing on April 1, 2014. The agreement provides that Mr. Swenson will not participate in any bonus or equity compensation arrangement and that Mr. Swenson has declined to participate in any employee benefit plan. The agreement also includes provisions regarding confidentiality, indemnification, and a covenant not to compete for one year following termination of employment.

401(k) Plan. The Company sponsors the Air T, Inc. 401(k) Plan (the “401(k) Plan”), a tax-qualified Internal Revenue Code Section 401(k) retirement savings plan, for the benefit of substantially all of its employees, including its executive officers. The 401(k) Plan encourages saving for retirement by enabling participants to make contributions on a pre-tax basis and to defer taxation on earnings on funds contributed to the 401(k) Plan. Employees are eligible to participate in the 401(k) Plan upon commencement of employment. The Company makes matching contributions to the Plan. Mr. Swenson has declined participation in the 401(k) Plan.

PROPOSAL 3 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends that the stockholders ratify the appointment of Dixon Hughes Goodman, LLP to serve as the independent registered public accounting firm for the Company and its subsidiary corporations for the fiscal year ending March 31, 2017. If the stockholders do not ratify this appointment, the Audit Committee will consider other independent registered public accounting firms.

Dixon Hughes Goodman, LLP (formerly known as Dixon Hughes PLLC) has served as the independent registered public accounting firm for the Company since November 17, 2005. Representatives of Dixon Hughes Goodman, LLP are expected to be present at the annual meeting and will have an opportunity to make a statement and will be available to respond to appropriate questions.

The Board of Directors recommends a vote “FOR” the proposal to ratify the selection of Dixon Hughes Goodman, LLP as independent auditors for the fiscal year ending March 31, 2017 (Item 3 on the enclosed proxy card).

Audit Committee Pre-approval of Auditor Engagements

It is the policy of the Audit Committee that all audit and permitted non-audit services provided to the Company by its independent registered public accounting firm are approved by the Audit Committee in advance. In addition, it is the Company’s practice that any invoices not covered by the annual engagement letter that are subsequently submitted by its independent registered public accounting firm are provided to the Chairman of the Audit Committee for approval prior to payment. The independent auditor, management and the Audit Committee must meet on at least an annual basis to review the plans and scope of the audit and the proposed fees of the independent auditor.

Audit Fees

Fees billed to the Company by its independent registered public accounting firm, Dixon Hughes Goodman, LLP, for each of the past two fiscal years were as follows:

	2016	2015
Audit Fees(1)	$216,500	$136,000
Audit-Related Fees(2)	11,000	10,000
Tax Fees	—	—
All Other Fees	—	—

(1)	Audit fees consist of fees incurred for professional services rendered for the audit of our annual financial statements and review of the quarterly financial statements that are provided by Dixon Hughes Goodman, LLP in connection with regulatory filings or engagements.
(2)	Audit-related fees relate to professional services rendered that are related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” Audit-related fees also include fees associated with the audit of the Company’s employee benefit plan.

Report of the Audit Committee

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements as of and for the year ended March 31, 2016. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No.16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board and currently in effect. In addition, the Audit Committee discussed with the independent registered public accounting firm the written disclosures and letter required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence and discussed with them their independence from the Company and its management. The Audit Committee also has considered whether the independent registered public accounting firm provision of non-audit services to the Company is compatible with their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2016 for filing with the Securities and Exchange Commission.

June 27, 2016

AUDIT COMMITTEE

John A. Reeves, Chair
Andrew L. Osborne
Andrew J. Stumpf

ADDITIONAL INFORMATION

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER OF THE COMPANY, AND TO EACH PERSON REPRESENTING THAT AS OF THE RECORD DATE FOR THE MEETING HE OR SHE WAS A BENEFICIAL OWNER OF SHARES ENTITLED TO BE VOTED AT THE MEETING, IF SOLICITED BY WRITTEN REQUEST, A COPY OF THE COMPANY’S 2016 ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO AIR T, INC., 3524 AIRPORT ROAD, MAIDEN, NORTH CAROLINA 28650, ATTENTION: CORPORATE SECRETARY.

IN ADDITION, THE COMPANY HAS A DEDICATED WEBSITE AT HTTP://WWW.AIRT.NET/INVESTORS/ANNUAL-MEETING-MATERIALS WHERE IT POSTS ALL ANNUAL MEETING MATERIALS INCLUDING THE ANNUAL REPORT ON FORM 10-K, ANNUAL REPORT AND PROXY STATEMENT.

STOCKHOLDER COMMUNICATIONS

The Board of Directors has established a process for stockholders and other interested parties to communicate with the Board of Directors or a particular director. Such individual may send a letter to Air T, Inc., Attention: Corporate Secretary, 3524 Airport Road, Maiden, North Carolina 28650. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters should state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary of the Company will circulate the communications (with the exception of commercial solicitations) to the appropriate director or directors. Communications marked “Confidential” will be forwarded unopened.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2016 MEETING

Proposals by stockholders intended to be presented at the 2017 annual meeting of stockholders must be received by the Company’s Corporate Secretary no later than March 20, 2017 in order to be included in the proxy statement and on the proxy card that will be solicited by the Board of Directors in connection with that meeting. The inclusion of any proposal will be subject to applicable rules of the SEC. In addition, the Company’s by-laws establish an advance notice requirement for any proposal of business to be considered at an annual meeting of stockholders, including the nomination of any person for election as director. In general, written notice must be received by the Company’s Corporate Secretary at the Company’s principal executive office, 3524 Airport Road, Maiden, North Carolina 28650, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting and must contain specified information concerning the matter to be brought before such meeting and concerning the stockholder proposing such a matter. Accordingly, to be considered at the 2017 annual meeting of stockholders, proposals must be received by the Corporate Secretary no earlier than April 20, 2017 and no later than May 20, 2017. Any waiver by the Company of these requirements with respect to the submission of a particular stockholder proposal shall not constitute a waiver with respect to the submission of any other stockholder proposal nor shall it obligate the Company to waive these requirements with respect to future submissions of the stockholder proposal or any other stockholder proposal. Any stockholder desiring a copy of the Company’s by-laws will be furnished one without charge upon written request to the Corporate Secretary at 3524 Airport Road, Maiden, North Carolina 28650.

Individuals appointed as proxies in connection with the annual meeting of stockholders to be held in 2016 will have discretion under applicable SEC rules to vote on any proposal presented at the meeting by a stockholder unless the stockholder gives the Company written notice of the proposal no later than May 28, 2016 and other provisions of the applicable SEC rules are satisfied.

OTHER MATTERS

The Board of Directors knows of no other matters that may be presented at the meeting.

AIR T, INC.

July 18, 2016

[Intentionally left blank.]

ANNUAL MEETING OF STOCKHOLDERS OF

AIR T, INC.

August 18, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

Copies of the Notice of Annual Meeting, the Proxy Statement

and the 2016 Annual Report to Stockholders are available at http://www.airt.net/investors/annual-meeting-materials.

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

  Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1. ELECTION OF DIRECTORS				The Board of Directors recommends you vote FOR the following proposal.
						FOR	AGAINST	ABSTAIN
		NOMINEES:		2.	On an advisory basis, to approve the compensation to the Company’s named executive officers as disclosed in the proxy statement:	☐	☐	☐
☐	FOR ALL NOMINEES	Seth G. Barkett
William R. Foudray
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Gary S. Kohler		The Board of Directors recommends you vote FOR the following proposal.
		Andrew L. Osborne				FOR	AGAINST	ABSTAIN
		John A. Reeves		3.	To ratify the selection of Dixon Hughes Goodman, LLP to	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)	Andrew J. Stumpf			serve as the independent registered public accounting firm for the Company
Nicholas J. Swenson
NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐		The undersinged revokes all proxies heretofore given by the undersigned.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

■		■

REVOCABLE PROXY

AIR T, INC.

ANNUAL MEETING OF STOCKHOLDERS

To be held on August 18, 2016

This proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Nicholas J. Swenson and Candice L. Otey as proxies, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Air T, Inc. common stock that the undersigned is entitled to vote at, and, in their discretion, to vote upon such other business as may properly come before, the 2016 Annual Meeting of Stockholders of Air T, Inc. to be held on Thursday, August 18, 2016 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(Continued and to be signed on the reverse side.)